SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE DEF 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                 Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:   N/A
                                                                        --------
     2)  Aggregate number of securities to which transaction applies:    N/A
                                                                     ---------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction: N/A
                                                         -----
     5)  Total fee paid: N/A
                        -----
( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid: N/A
                                -----
     2)  Form, Schedule, or Registration Statement No.: N/A
                                                       -----
     3)  Filing Party: N/A
                      -----
     4)  Date Filed: N/A
                    -----

                Nations Government Income Term Trust 2003, Inc.
                ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               September 14, 2000
                ----------------------------------------------
TO THE STOCKHOLDERS OF
 NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.:


     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Nations Government Income Term Trust 2003, Inc. (the "Company") will be held on Thursday, September 14, 2000 at 10:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

     (1) To elect one Director to serve a three-year term of office;

     (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending June 30, 2001; and


     (3) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

     The Board of Directors of the Company has fixed the close of business on August 4, 2000 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposals.



                                     By Order of the Board of Directors.
                                     ROBERT B. CARROLL
                                     Secretary

August 11, 2000

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                      OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE, AND RETURN YOUR
                             PROXY CARD IMMEDIATELY.

     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     BANK OF AMERICA AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE, AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                Nations Government Income Term Trust 2003, Inc.
                           One Bank of America Plaza
                        Charlotte, North Carolina 28255
                                (800) 321-7854
               ------------------------------------------------
                                Proxy Statement
                        Annual Meeting of Stockholders
                               September 14, 2000
                  ------------------------------------------
     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of the Nations Government Income Term Trust 2003, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies to be used at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 14, 2000 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Board of Directors has fixed August 4, 2000 as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting (the "Record Date"), and, accordingly, only Stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 14,211,948.027 outstanding shares of common stock of the Company entitled to vote at the Annual Meeting. This Proxy Statement is first being mailed to Stockholders on or about August 11, 2000.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

     All actions of the Board of Directors of the Company described in the proposals below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Advisors, Inc. ("BAAI"), the Company's investment adviser and administrator, or Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), the Company's investment sub-adviser.


                        Proposal 1: Election of Director

     A. Max Walker, a Director, (the "Nominee") has been nominated for election as a Director of the Company with a term to expire in 2003. Voting for the Nominee is not cumulative. If elected, the Nominee will serve as Director until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are William H. Grigg, whose term will expire in 2001, and Thomas F. Keller, whose term will expire in 2002. Although the Board of Directors expects that the Nominee will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. The Nominee will be elected if a majority of the votes cast are cast in favor of the Nominee.

     The Board of Directors recommends that you vote to elect the Nominee.


The Board of Directors

     Information regarding the Nominee and each other member of the Board of Directors is as follows:

     A. MAX WALKER, age 78, independent financial consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Walker serves as a Director of Cerulean Companies, Inc. He is Chairman of the Board of the Company, Nations Balanced Target Maturity Fund, Inc., Hatteras Income Securities, Inc., Nations Government Income Term Trust 2004, Inc., Nations Reserves, Nations Fund Trust, Nations Fund, Inc., Nations Annuity Trust, Nations Master Investment Trust, Nations LifeGoal Funds, Inc., and Nations Funds Trust.

     THOMAS F. KELLER, age 68, R.J. Reynolds Industries Professor of Business Administration and Former Dean of Fuqua School of Business, Duke University. Since 1999, Dr. Keller has served as the Dean of Fuqua School of Business Europe. Dr. Keller is also a Director of Wendy's International, Inc., Dimon, Inc., and Biogen, Inc. He is also a Director of Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2004, Inc., Hatteras Income Securities, Inc., Nations Fund, Inc., and Nations LifeGoal Funds, Inc. He is also a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust, and Nations Funds Trust.

     WILLIAM H. GRIGG, age 67, Chairman Emeritus, Duke Power Co., Charlotte, North Carolina since July 1997. Mr. Grigg was Chairman and Chief Executive Officer of Duke Power Co. from April 1994 to July 1997; Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from 1988 to November 1991. Mr. Grigg is a Director of Duke Power Co., Coltec Industries, Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2004, Inc., Hatteras Income Securities, Inc., Nations Fund, Inc., and Nations LifeGoal Funds, Inc. Mr. Grigg is also a Trustee of Nations Reserves, Nations Fund Trust, Nations Annuity Trust, Nations Master Investment Trust, and Nations Funds Trust.

     None of the Directors, including the Nominee, owns, either directly or indirectly, shares of common stock of the Company. No Director has been, during the past five years, an officer, employee, director, general partner, or shareholder, of BAAI or BACAP, or owned any securities or had any other material direct or indirect interest in BAAI or any of its affiliates. None of the Directors has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which BAAI or BACAP or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "fund complex", as that term is defined in Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Director is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Directors has engaged in any transactions to which the

Company was a party or been indebted to the Company. Some of the Directors and their affiliates have been customers of Bank of America, the parent company of BAAI. All extensions of credit to the Directors, if any, have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended June 30, 2000, it complied with all filing requirements applicable to its officers, directors and, if any, greater than ten percent beneficial owners.


Committees of Directors

     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings during the fiscal year ended June 30, 2000. The Board also has an Audit Committee and Nominating Committee. Both Committees are composed of all three incumbent members of the Board of Directors. Dr. Keller is Chairman of the Audit Committee and Mr. Grigg is Chairman of the Nominating Committee. In addition, Dr. Keller possesses accounting or related financial management expertise, as such qualification has been interpreted by the Company's Board of Directors; all members are financially literate, as such qualification has been interpreted by the Company's Board of Directors; all members have no relationship to the Company that may interfere with the exercise of their independence from management and otherwise meet the independence standards imposed under applicable New York Stock Exchange Listing Rules; and all members are not "interested" persons of the Company or any investment adviser, as defined in the 1940 Act.

     The primary responsibilities of the Audit Committee are to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; to review the results of the annual audits of the Company's financial statements; to interact with the Company's independent accountants (auditors) on behalf of the full Board of Directors; and to ensure that the auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company; to actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors; and to recommend that the Board of Directors of the Company take appropriate action in response to such formal written statement to satisfy themselves of the auditors' independence. To carry out its responsibilities, the Audit Committee (i) recommends the selection, retention or termination of auditors; (ii) meets with the Company's independent auditors to review the arrangements for and the scope of the annual audit and any special audits or other special services; to discuss any matters of concern arising in connection with audits of the Company's financial statements; to review the quality and adequacy of the internal accounting staff; to consider the auditors' comments with respect to the appropriateness and adequacy of the Company's financial policies, procedures and internal accounting controls; and to review with the auditors their opinions as to the fairness of the financial statements; (iii) considers the effect on the Company of any changes in accounting principles or practices proposed by management or the auditors, any changes in service providers, such as fund accountants or administrators, that could impact the Company's internal controls, or any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; (iv) reviews the fees charged by the auditors for audit and non-audit services; (v) investigates improprieties or suspected improprieties in Company operations, if any; and
(vi) reports on activities to the full Board on a regular basis and makes such recommendations with respect to the matters described above and other matters as the committee may deem necessary or appropriate.

     The Audit Committee met three times during the fiscal year ended June 30, 2000. The function of the Nominating Committee is to review information assembled for the purpose of selecting candidates for nomination to membership on the Board and to recommend nominees for election as directors. The Nominating Committee will consider nominees recommended by Stockholders, in writing, that are submitted by the Secretary of the Company. William H. Grigg is Chairman of the Nominating Committee. The Nominating Committee did not hold a meeting during the fiscal year ended June 30, 2000. The Board has no standing compensation committee or committee performing a similar function. During the previous fiscal year ended June 30, 2000, each director attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board.

Executive Officers and Significant Employees

     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.


ROBERT H. GORDON,           President, the Company and Nations Balanced Target Maturity
President                   Fund, Inc., Nations Government Income Term Trust 2004, Inc., and
                            Hatteras Income Securities, Inc. since March 1998. President and
                            Director, BAAI since February 1998; Co-Chairman of the Board,
                            BACAP since January 2000; Senior Vice President, BAAI
                            1995-February 1998; Senior Vice President, Bank of America since
                            1993.
EDWARD D. BEDARD,           Chief Financial Officer, the Company and Nations Balanced Target
Chief Financial Officer     Maturity Fund, Inc., Nations Government Income Term Trust 2004,
                            Inc., and Hatteras Income Securities, Inc. since 1997; Director of
                            BAAI since 1997; Senior Vice President, Chief Operating Officer,
                            BAAI since 1996; Chief Administrative Officer and Treasurer,
                            BACAP since January 2000; Corporate Vice President, New York Life
                            Insurance 1992-1996.
ROBERT B. CARROLL,          Secretary, the Company and Nations Balanced Target Maturity Fund,
Secretary                   Inc., Nations Government Income Term Trust 2004, Inc., and
                            Hatteras Income Securities, Inc. since 1997; Associate General
                            Counsel, Bank of America Corporation since 1999; Assistant General
                            Counsel, Bank of America Corporation since 1996; Vice President,
                            SEI Corporation 1994-1996; Senior Special Counsel, Securities
                            and Exchange Commission, Division of Investment Management
                            1992-1994.
GERALD MURPHY,              Treasurer, the Company, Hatteras Income Securities, Inc., Nations
Treasurer                   Government Income Term Trust 2004, Inc., and Nations Balanced
                            Target Maturity Fund, Inc. since 1999; Senior Vice President, BAAI since 1998; Vice President, Citibank, 1997 - December 1998;
                            Director of Financial Administration, Playfair & Associates, LLC
                            1995-1997; Senior Vice President, Weiss, Peek & Greer 1990-1995.

Compensation of Management

     The following table shows compensation paid by the Company and the fund complex to the Directors of the Company for the fiscal year ended June 30, 2000. Officers of the Company are employed by the Company's investment adviser and receive no compensation or reimbursements from the Company.


                               COMPENSATION TABLE



   Name of Person,       Aggregate Compensation       Total Compensation from Company
       Position               from Company(1)       and Fund Complex Paid to Directors(2)
---------------------   ------------------------   ------------------------------------
  William H. Grigg               $3,500                         $116,500(3)
   Director
  Thomas F. Keller               $3,500                         $123,000(4)
   Director
  A. Max Walker                  $3,500                         $134,500
   Chairman

----------
(1) The Company pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.

(2) The fund complex consists of 11 registered investment companies, including the Company.

(3) Includes $93,152 deferred compensation.

(4) Includes $99,394 deferred compensation.


Retirement Plan

     Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's fund complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller, and Walker have 9, 9, and 14 years of credited service, respectively, with the Funds.

                   ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE



                    Years of Service
                 ----------------------
 Remuneration        5           10
--------------   ---------   ----------
   $  25,000      $ 6,250     $12,500
      50,000       12,500      25,000
      75,000       18,750      37,500
     100,000       25,000      50,000

                    Proposal 2: Ratification of Selection of
                         Independent Public Accountants

     The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), which has served as independent public accountants of the Company since its organization, as independent public accountants of the Company to examine the financial statements of the Company for its fiscal year ending June 30, 2001, and to report thereon to the Board and the Stockholders. If a majority of the shares of the Company's capital stock represented at the meeting is voted against ratification of the selection of PricewaterhouseCoopers, the selection of auditors may be reconsidered by the Audit Committee and the Board of Directors. To the best knowledge of management, the firm of PricewaterhouseCoopers has no direct or material indirect financial interest in the Company. PricewaterhouseCoopers acts as the independent public accountants for BAAI, affiliates of BAAI, and the other investment companies in the Company's fund complex. PricewaterhouseCoopers also acts as the independent public accountants for Bank of America and Bank of America Corporation. If the Company receives, at least five business days before the Annual Meeting, any written request from one or more Stockholders to have representatives of PricewaterhouseCoopers present at the Annual Meeting to respond to appropriate questions from Stockholders, the Company will arrange to have such representatives present and provide them with an opportunity to make a statement if they so desire.

     The Board of Directors unanimously recommends that you vote to ratify the selection of PricewaterhouseCoopers.


                             Additional Information

Procedural Matters

     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 14,211,948.027 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of each of the proposals described in the accompanying Notice of Annual Meeting and in this Proxy Statement. Each proposal must be approved by a majority of the votes cast. Stockholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

     Any proxy card which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such proxy card will be voted in favor of
(i) electing as Director of
the Company the Nominee named in the Proxy Statement for the term indicated, and (ii) ratifying the selection of PricewaterhouseCoopers as independent public accountants of the Company for the fiscal year ending June 30, 2001. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present for purposes of determining a majority of the outstanding shares of the Company present at the Annual Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment(s) those proxies required to be voted against such proposals.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposals. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

     Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each of the proposals.


Solicitation of Proxies and Payment of Expenses

     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company, personnel of BAAI or an agent of the Company. Compensation for such services will be paid by the Company or BAAI, except that officers or employees of the Company will not be compensated for performing such services.

Substantial Shareholders

     As of the close of business on August 7, 2000, the following were persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: Karpus Management, Inc. d/b/a Karpus Investment Management, 14 Tobey Village Office Park, Pittsford, NY 14534 owned 1,197,425 shares, representing 8.20% of the Company's oustanding shares.


Additional Information

     The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy material and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     BAAI, located at One Bank of America Plaza, Charlotte, North Carolina 28255, is the investment adviser and administrator of the Company. BACAP, the investment sub-adviser of the Company is also located at One Bank of America Plaza, Charlotte, North Carolina 28255.


Future Shareholder Proposals

     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, such proposal must be received by the Company on or before April 25, 2001.


Other Matters

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                                                      Appendix A


                                   PROXY CARD
                 NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
                         Annual Meeting of Stockholders
                               September 14, 2000

         The undersigned hereby appoints Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Government Income Term Trust 2003, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Thursday, September 14, 2000, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED AUGUST 11, 2000.

         THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.
                          (Continued on other side)

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
(1) ELECTION OF DIRECTOR                                               Please vote by filling in the boxes below.

     Nominee                                                                    FOR           WITHHOLD AUTHORITY
     A. Max Walker                                                             [    ]               [    ]

                                                                                FOR                AGAINST         ABSTAIN
(2)  Proposal to ratify the selection of PricewaterhouseCoopers LLP as         [    ]               [    ]          [    ]
      the independent public accountants of the Company.

       In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


                                                     ___________________________________________, 2000
                                                                    (Please Date)
                                                     Please sign below exactly as your name(s) appear(s)
                                                     hereon. Corporate proxies should be signed in full
                                                     corporate name by an authorized officer. Each joint
                                                     owner should sign personally. Fiduciaries should give full titles as such.

                                                     _______________________________________________________


                                                     _______________________________________________________
                                                                         Signature(s)
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